UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 3, 2000

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)




United States                  333-74303                22-2382028
(State or other                (Commission File         (I.R.S. employer
Jurisdiction of                Number)                  Identification No.)
Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events

          On October 3, 2000, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Credit Card Owner Trust 2000-3 (the "Issuer") pursuant to a Trust Agreement, dated as of October 3, 2000, between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

          On October 3, 2000, The Bank of New York, as Indenture Trustee for the Issuer(the "Indenture Trustee"), executed and delivered to Simpson Thacher & Bartlett, as counsel for the Issuer, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under the indenture dated as of October 3, 2000 (the "Indenture"), between the Issuer and the Indenture Trustee.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          25.2 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of Indenture Trustee under the Indenture.
























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

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CHASE MANHATTAN BANK USA,
                          NATIONAL ASSOCIATION



                          By: /s/ Patricia Garvey
                              ----------------------
                          Name:     Patricia Garvey
                          Title:    Vice President



Date: November 1, 2000





























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

                               INDEX TO EXHIBITS



Exhibit        Exhibit                        Sequentially
Number                                        Numbered Pages
------         -------                        ---------------

25.2           Statement of the Indenture Trustee
               on Form T-1 as to its eligibility
               pursuant to the requirements of the
               TIA to hold the position of Indenture
               Trustee under the Indenture.




































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